SCUDDER
                                                                 INVESTMENTS(SM)
                                                                          [LOGO]

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EQUITY/DOMESTIC
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Scudder Real Estate
Investment Fund

Fund #302

Annual Report
December 31, 1999

For investors seeking long-term capital growth and current income through investment in real estate securities.

A no-load fund with no commissions to buy, sell, or exchange shares.

Contents
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                       4   Letter from the Fund's President

                       6   Performance Update

                       8   Portfolio Summary

                      10   Portfolio Management Discussion

                      13   Glossary of Investment Terms

                      14   Investment Portfolio

                      17   Financial Statements

                      20   Financial Highlights

                      21   Notes to Financial Statements

                      25   Report of Independent Accountants

                      26   Tax Information

                      27   Officers and Trustees

                      28   Investment Products and Services

                      30   Scudder Solutions


                    2 | Scudder Real Estate Investment Fund

Scudder Real Estate Investment Fund
--------------------------------------------------------------------------------
ticker symbol SCREX                                              fund number 302
--------------------------------------------------------------------------------

Date of       o    Scudder Real Estate Investment Fund posted a -3.86%
Inception:         total return during the 12 months ended December 31, 1999.
4/06/98            This compares with the -3.17% return of the fund's unmanaged benchmark, the Wilshire Associates Real Estate Securities
Total Net          Index.
Assets as of
12/31/99:     o    Although the real estate market continued to benefit
$15 million        from the strong U.S. economy in 1999, REIT stocks were weak through most of the year as investors sold REIT shares and shifted money to technology and other growth sectors.

              o While overweightings relative to the Wilshire Index in hotel REITs contributed to the fund's underperformance during the period, the fund's overweighting in residential REITs, one of the best performing sectors, helped performance.


                     3 | Scudder Real Estate Investment Fund

Letter from the Fund's President
--------------------------------------------------------------------------------

Dear Shareholders,

We are pleased to report to you on Scudder Real Estate Investment Fund's most recent annual period. The fund's objective is to provide long-term capital growth and current income. Managed by a team of experienced professionals, the fund has enabled investors to participate in the real estate market without directly owning properties themselves.

The market for real estate investment trusts (REITs) faced a difficult period in 1999, although not because of a downturn in the real estate market. Rather, investors' attention was diverted by the overwhelming strength of the technology market, as well as other growth-company stocks. As tech stock indices continued to climb, investors sold REITs and shifted to technology. As a result, managers of REIT funds often were forced to sell holdings in a declining REIT market to meet redemptions. In this environment, Scudder Real Estate Investment Fund posted a -3.86% return, compared with a -3.17% return for the fund's benchmark, the Wilshire Associates Real Estate Securities Index. For more information on the fund's market environment and strategy, please read the interview with Portfolio Manager Jennifer Carter that begins on page 10.

Finally, the Board of Scudder Real Estate Investment Fund has voted to liquidate the fund as of the close of business on or about May 5, 2000. The Board considered many factors in making this decision, among them the fund's high current expenses and the


                     4 | Scudder Real Estate Investment Fund
likelihood that the fund would not realize a competitive expense level in the near future. We value our relationship with you and encourage you to consider an alternate Scudder fund. Please call a Scudder representative if you'd like to discuss other appropriate fund options.

Thank you for investing in Scudder Real Estate Investment Fund. Please do not hesitate to contact Investor Relations at 1-800-SCUDDER with any questions regarding your account. Or visit Scudder's Web site at www.scudder.com.

Sincerely,

/s/Lynn S. Birdsong
Lynn S. Birdsong
President,
Scudder Real Estate Investment Fund


                     5 | Scudder Real Estate Investment Fund

Performance Update
--------------------------------------------------------------------------------
                                                               December 31, 1999


--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

                        Scudder                  Wilshire Associates
                       Real Estate                   Real Estate
                     Investment Fund               Securities Index*

   4/6/98**               10000                          10000
   4/98                    9717                           9647
   6/98                    9560                           9504
   9/98                    8903                           8367
  12/98                    8700                           8267
   3/98                    8069                           7976
   6/99                    9194                           8823
   9/99                    8533                           7981
  12/99                    8364                           8006


--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------
                                                           Total Return
                              Growth of                                  Average
Period ended 12/31/1999        $10,000            Cumulative             Annual
--------------------------------------------------------------------------------
Scudder Real Estate Investment Fund
--------------------------------------------------------------------------------
1 year                        $  9,614               -3.86%              -3.86%
--------------------------------------------------------------------------------
Life of Fund**                $  8,364              -16.36%              -9.77%
--------------------------------------------------------------------------------
Wilshire Associates Real Estate Securities Index*
--------------------------------------------------------------------------------
1 year                        $  9,683               -3.17%              -3.17%
--------------------------------------------------------------------------------
Life of Fund**                $  8,006              -19.94%             -12.02%
--------------------------------------------------------------------------------

* The Wilshire Associates Real Estate Securities Index is a market capitalized weighted publicly traded real estate index. The index is rebalanced monthly and returns are calculated on a buy and sell basis. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

** The Fund commenced operations on April 6, 1998. Index comparisons begin April 6, 1998.


                     6 | Scudder Real Estate Investment Fund

--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

              Scudder                Wilshire Associates
            Real Estate                  Real Estate
           Investment Fund           Securities Index*

1998          -13.00                      -17.42
1999           -3.86                       -3.17


                                           1998   1999
--------------------------------------------------------------------------------
Fund Total
Return (%)                                -13.00  -3.86
--------------------------------------------------------------------------------
Index Total
Return (%)                                -17.82  -3.17
--------------------------------------------------------------------------------
Net Asset Value
($)                                         9.92   8.75
--------------------------------------------------------------------------------
Income
Dividends ($)                                .53    .79
--------------------------------------------------------------------------------
Capital Gains
Distributions
($)                                           --      --
--------------------------------------------------------------------------------


* The Wilshire Associates Real Estate Securities Index is a market capitalized weighted publicly traded real estate index. The index is rebalanced monthly and returns are calculated on a buy and sell basis. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

     Performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the Fund's total returns would have been lower.


                     7 | Scudder Real Estate Investment Fund

Portfolio Summary
--------------------------------------------------------------------------------
                                                               December 31, 1999

--------------------------------------------------------------------------------
Asset Allocation
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A PIE CHART

PIE CHART DATA:

Common Stock               100%                         We seek to keep the fund
----------------------------------------                 fully invested whenever
                           100%                                        possible.
----------------------------------------

--------------------------------------------------------------------------------
Sector Diversification
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A PIE CHART

PIE CHART DATA:

Residential                 27%                            By investing in seven
Retail Outlets              23%                          diverse subsectors, the
Office                      22%                              fund provides broad
Recreation                  10%                          exposure to the overall
Industrial                  10%                              real estate market.
Diversified                  7%
Health Care                  1%
----------------------------------------
                           100%
----------------------------------------



                     8 | Scudder Real Estate Investment Fund

--------------------------------------------------------------------------------
Ten Largest Equity Holdings
--------------------------------------------------------------------------------
(25% of Portfolio)                                      The fund's overweighting
                                                        in apartments, which was
                                                                one of the best-
                                                             performing sectors,
                                                             helped performance.

1.   Essex Property Trust, Inc.
     Developer and manager of multifamily residential properties

2.   SL Green Realty Corp.
     Manager of office properties

3.   Equity Residential Properties Trust
     Owner of apartment properties

4.   Charles E. Smith Residential Realty, Inc.
     Real estate investment trust

5.   CenterPoint Properties Corp.
     Development and management of warehouse and industrial real estate

6.   Prentiss Properties Trust
     Real estate investment trust

7.   PS Business Parks, Inc.
     Developer, owner and operator of commercial properties

8.   Gables Residential Trust
     Developer and manager of multifamily apartment communities

9.   Town & Country Trust
     Owner and manager of multifamily properties

10.  EastGroup Properties, Inc.
     Developer of industrial properties

For more complete details about the Fund's investment portfolio, see page 14. A quarterly Fund Summary and Portfolio Holdings are available upon request.



                     9 | Scudder Real Estate Investment Fund

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                               December 31, 1999

In the following interview, portfolio manager Jennifer P. Carter discusses the key factors leading to Scudder Real Estate Investment Fund's performance over its most recent annual period.

Q:  How did the fund perform over the past year?

A: The fund's total return over the 12-month period ended December 31, 1999, was -3.86%, compared with the -3.17% return of the unmanaged Wilshire Associates Real Estate Securities Index. Since its inception on April 6, 1998 -- during a difficult period for REITs -- the fund has outperformed the Wilshire Index by approximately three percentage points.

Q:  How would you describe the tone of the REIT market in 1999?

A: In spite of favorable industry fundamentals -- increasing property values, falling vacancies, rising rents, and attractive yields -- REIT prices languished throughout almost all of 1999, with the exception of brief rallies in April and December. Both rallies were the result of actions by Warren Buffett. In April, Mr. Buffett invested in a handful of REITs, which caused other investors to jump on the bandwagon. Then, in December, he showed more confidence in the sector by contributing a REIT tip tucked inside his wallet to a charity auction.

For the year, however, the REIT market was unable to overcome a significant obstacle: the tremendous surge in technology and other growth company stocks. As tech stock indices rallied to unprecedented gains, investors sold REIT and REIT mutual funds in order to shift to technology stocks. As a result, managers of REIT funds, including this one, often were forced to sell holdings in a declining REIT market to meet redemptions.

Q:  How would you evaluate the fund's performance in this environment?

A: I'm disappointed that performance was negative for the year, because we try to manage the portfolio to decline


                    10 | Scudder Real Estate Investment Fund less than the Wilshire Index in a down market. The fund missed some of the rallies in the REIT market, but that was primarily because our portfolio is more diversified and we typically have a more equal weighting of assets than the Wilshire Index. For example, the fund's largest position at the end of 1999 was Essex Properties, at approximately 2.9% of assets. That holding has done very well for us. The largest position in the index, meanwhile, is Equity Office, at 5.5%. Over the long run, we believe our more-diversified strategy gives the fund less exposure to the possibility of a downturn in any one issue.

Q:  How did the fund's allocations affect performance?

A: Overweightings relative to the Wilshire Index in poorly performing diversified REITs and hotel REITs contributed to the fund's underperformance relative to its benchmark. On the other hand, the fund's overweighting in apartments helped performance. That was one of the best performing sectors, and we maintained our overweighting in it throughout the year. Also, we revised our investment policy during the year to eliminate mortgage REITs. I think they would have added a lot of volatility to the fund because of uncertainty over changing interest rates.



                    11 | Scudder Real Estate Investment Fund

Scudder Real Estate Investment Fund:
A Team Approach to Investing

Scudder Real Estate Investment Fund is managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in offices across the United States and abroad. The Adviser believes that a team approach benefits fund investors by bringing together many disciplines and leveraging the firm's extensive resources.

Lead portfolio manager Jennifer P. Carter joined the Adviser in 1992 and has ten years of investment industry experience, with four years specializing in real estate research.

Portfolio manager Josephine W.K. Chu joined the Adviser in 1997 and joined the fund as a portfolio manager in January 1999.

Portfolio manager Philip S. Fortuna joined the Adviser in 1986 and has over 13 years of experience in global planning and quantitative services.



                    12 | Scudder Real Estate Investment Fund

Glossary of Investment Terms

        Defensive Stocks and bonds that are more conservative than average, Securities and tend to perform better than the overall market when that market is weak. Often, non-cyclical stocks are used to establish a defensive position, since they tend not to be as severely affected during economic slowdowns.

       Funds From The measurement used to evaluate the financial performance Operations of a REIT. It subtracts the depreciation of properties from
            (FFO) the REIT's net income, providing a more effective gauge of management's performance.

    Mortgage REIT A REIT that invests in loans secured by real estate. These mortgages may be originated and underwritten by the REIT, or the REIT may purchase preexisting mortgages on the secondary market. The other kind of REIT is an equity REIT, which takes an ownership position in real estate, instead of acting as a lender.

      Real Estate  A company, usually traded publicly, that manages a portfolio
       Investment  of real estate to earn profits for investors. A REIT
     Trust (REIT)  functions in a similar fashion to a mutual fund in that its investors obtain the potential benefits of a diversified portfolio under professional management.
                   Equity REITs take equity positions in real estate; shareholders receive income from the rents received from the properties and also receive capital gains as buildings are sold at a profit.

        Weighting Refers to the allocation of assets -- usually in terms of (over/under) sectors, industries, or countries -- within a portfolio relative to the portfolio's benchmark index or investment universe.


(Source: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

                    13 | Scudder Real Estate Investment Fund

Investment Portfolio                                     as of December 31, 1999
--------------------------------------------------------------------------------
                                              Shares     Value ($)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Common Stocks 100.0%
--------------------------------------------------------------------------------

Diversified 6.8%
Banyan Strategic Realty Trust ...........      33,200     199,200
Colonial Properties Trust ...............      10,000     231,875
Glenborough Realty Trust Inc. ...........      16,200     216,675
Lexington Corporate Properties Trust ....      20,600     189,263
Pennsylvania Real Estate Investment Trust      11,300     164,556
                                                       ----------
                                                        1,001,569
                                                       ----------

Health Care 1.1%
Health Care REIT, Inc. ..................      10,700     161,838
                                                       ----------

Industrial 10.0%
AMB Property Corp. ......................       1,600      31,900
Bedford Property Investors, Inc. ........       4,000      68,250
Cabot Industrial Trust ..................      10,100     185,588
CenterPoint Properties Corp. ............       9,800     351,575
EastGroup Properties, Inc. ..............      17,200     318,200
First Industrial Realty Trust, Inc. .....       9,300     255,169
Liberty Property Trust ..................       7,600     184,300
Pacific Gulf Properties, Inc. ...........       4,200      85,050
                                                       ----------
                                                        1,480,032
                                                       ----------

Office 22.2%
Alexandria Real Estate Equities, Inc. ...       3,600     114,525
Arden Realty, Inc. ......................       1,500      30,094
Boston Properties, Inc. .................       3,400     105,825
Brandywine Realty Trust .................      11,600     189,950
CarrAmerica Realty Corp. ................      14,400     304,200
Cornerstone Properties, Inc. ............       4,600      67,275
Corporate Office Properties Trust .......      17,400     132,675
Great Lake REIT Inc. ....................      14,400     207,000
Highwoods Properties Inc. ...............       8,000     186,000
Kilroy Realty Corp. .....................      11,000     242,000
Koger Equity Inc. .......................       7,700     129,938
Mack-Cali Realty Corp. ..................       5,000     130,313
PS Business Parks, Inc. .................      14,900     338,975
Parkway Properties, Inc. ................       1,800      51,863
Prentiss Properties Trust ...............      16,500     346,500
Reckson Associates Realty Corp. .........      10,200     209,100
SL Green Realty Corp. ...................      18,800     408,900

    The accompanying notes are an integral part of the financial statements.

                    14 | Scudder Real Estate Investment Fund

                                               Shares    Value ($)
--------------------------------------------------------------------------------

Spieker Properties, Inc. ................       2,200      80,163
                                                       ----------
                                                        3,275,296
                                                       ----------

Recreation 10.0%
Boykin Lodging Company ..................      21,800     238,438
Equity Inns Inc. ........................      40,400     272,700
Felcor Lodging Trust Inc. ...............       3,000      52,500
Golf Trust of America, Inc. .............      11,500     194,781
Host Marriot Corp. ......................      13,700     113,025
Innkeepers USA Trust ....................      37,200     304,575
Winston Hotels, Inc. ....................      37,400     303,875
                                                       ----------
                                                        1,479,894
                                                       ----------

Residential 26.5%
Amli Residential Properties Trust .......      12,000     242,250
Apartment Investment & Management Co. ...       3,700     147,306
Archstone Communities Trust .............      10,800     221,400
Avalonbay Communities, Inc. .............       3,500     120,094
Camden Property Trust ...................       5,300     145,088
Charles E. Smith Residential Realty, Inc.      10,800     382,050
Chateau Communities, Inc. ...............      10,200     264,563
Cornerstone Realty Income Trust, Inc. ...      19,200     187,200
Equity Residential Properties Trust .....       9,539     407,196
Essex Property Trust, Inc. ..............      12,700     431,800
Gables Residential Trust ................      13,600     326,400
Home Properties of New York Inc. ........       1,500      41,156
Manufactured Home Communities, Inc. .....      12,500     303,906
Mid-America Apartment Communities, Inc. .      12,100     273,755
Post Properties, Inc. ...................       2,400      91,800
Town & Country Trust ....................      18,100     324,669
                                                       ----------
                                                        3,910,633
                                                       ----------

Retail Outlets 23.4%
Bradley Real Estate, Inc. ...............      13,400     233,663
Burnham Pacific Properties, Inc. ........      11,100     104,063
CBL & Associates Properties, Inc. .......       7,800     160,875
Crown American Realty Trust .............      33,000     181,500
Developers Diversified Realty Corp. .....      13,700     176,388
First Washington Realty Trust, Inc. .....       7,200     134,550
General Growth Properties, Inc. .........       9,500     266,000
Glimcher Realty Trust ...................      16,000     206,000
JDN Realty Corp. ........................       4,100      66,113
JP Realty, Inc. .........................       2,300      35,938


    The accompanying notes are an integral part of the financial statements.

                    15 | Scudder Real Estate Investment Fund

                                         Shares       Value ($)
--------------------------------------------------------------------------------

Konover Property Trust, Inc. .......       7,900      49,869
The Macerich Company ...............      14,300     297,619
Mid-Atlantic Realty Trust ..........      22,700     228,419
Pan Pacific Retails Properties, Inc.      14,900     243,056
Prime Retail, Inc. .................      38,500     216,563
Tanger Factory Outlet Centers, Inc.       10,100     209,575
Taubman Centers, Inc. ..............      15,800     169,850
Urban Shopping Centers, Inc. .......       7,000     189,875
Vornado Realty Trust ...............       6,200     201,500
Westfield America Inc. .............       6,500      80,031
                                                  ----------
                                                   3,451,447
                                                  ----------


--------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0%
(Cost $17,003,684) (a)                            14,760,709
--------------------------------------------------------------------------------


(a) The cost for federal income tax purposes was $17,003,684. At December 31, 1999, net unrealized depreciation for all securities based on tax cost was $2,242,975. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $163,840 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,406,815.



    The accompanying notes are an integral part of the financial statements.

                    16 | Scudder Real Estate Investment Fund

Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of December 31, 1999
--------------------------------------------------------------------------------

Assets
--------------------------------------------------------------------------------
Investments in securities, at value (cost $17,003,684)   $ 14,760,709
Cash .................................................         88,318
Dividends and interest receivable ....................        171,632
Receivable for Fund shares sold ......................         23,751
Deferred organization expenses .......................          7,624
                                                      ---------------
Total assets .........................................     15,052,034

Liabilities
---------------------------------------------------------------------
Payable for Fund shares redeemed .....................         23,161
Other accrued expenses and payables ..................        171,748
                                                      ---------------
Total liabilities ....................................        194,909
--------------------------------------------------------------------------------
Net assets, at value                                     $ 14,857,125
--------------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------------
Net assets consist of:
Unrealized appreciation (depreciation) on:
Investments ..........................................     (2,242,975)
Accumulated net realized gain (loss) .................     (2,522,876)
Paid-in capital ......................................     19,622,976
--------------------------------------------------------------------------------
Net assets, at value                                     $ 14,857,125
--------------------------------------------------------------------------------

Net Asset Value
--------------------------------------------------------------------------------

Net Asset Value, offering and redemption price
per share ($14,857,125 / 1,697,239 outstanding shares
of beneficial interest, $.01 par value, unlimited        --------------
number of shares authorized) .........................   $         8.75
                                                         --------------


    The accompanying notes are an integral part of the financial statements.

                    17 | Scudder Real Estate Investment Fund

--------------------------------------------------------------------------------
Statement of Operations for the year ended December 31, 1999
--------------------------------------------------------------------------------

Investment Income
--------------------------------------------------------------------------------
Dividends ......................................................   $ 1,245,496
Interest .......................................................        17,784
                                                               ---------------
Total income ...................................................     1,263,280
                                                               ---------------

Expenses:
Management fee .................................................       138,542
Services to shareholders .......................................        97,868
Custodian and accounting fees ..................................        45,867
Trustees' fees and expenses ....................................        14,540
Auditing .......................................................        18,284
Registration fees ..............................................        21,050
Reports to shareholders ........................................        14,628
Legal ..........................................................        10,669
Amortization of organization expense ...........................         2,398
Other ..........................................................         5,835
                                                               ---------------
Total expenses before expense reductions .......................       369,681
Expense reductions .............................................      (153,055)
                                                               ---------------
Total expenses after expense reductions ........................       216,626
--------------------------------------------------------------------------------
Net investment income (loss)                                         1,046,654
--------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
--------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments ....................................................    (2,232,077)
Net unrealized appreciation (depreciation) during the period on:
Investments ....................................................       546,172

--------------------------------------------------------------------------------
Net gain (loss) on investment transactions                           (1,685,905)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $  (639,251)
--------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                    18 | Scudder Real Estate Investment Fund

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                      For the Period
                                                                      April 6, 1998
                                                     Year Ended     (commencement of
                                                     December 31,    operations) to
Increase (Decrease) in Net Assets                        1999       December 31, 1998
------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ......................   $  1,046,654    $    748,809
Net realized gain (loss) on investment transactions     (2,232,077)       (717,426)
Net unrealized appreciation (depreciation) on
  investment transactions during the period........        546,172      (2,789,147)
                                                   --------------- ---------------

Net increase (decrease) in net assets resulting
from operations....................................       (639,251)     (2,757,764)
                                                   --------------- ---------------

Distributions to shareholders:
From net investment income ........................       (969,110)       (741,912)
                                                   --------------- ---------------
Tax return of capital .............................       (432,774)       (222,451)
                                                   --------------- ---------------

Fund share transactions:
Proceeds from shares sold .........................      5,333,159      24,951,658
Reinvestment of distributions .....................      1,225,215         832,002
Cost of shares redeemed ...........................     (7,774,944)     (3,998,104)
Redemption fees ...................................         20,452          29,749
                                                   --------------- ---------------

Net increase (decrease) in net assets from Fund
  share transactions...............................     (1,196,118)     21,815,305
                                                   --------------- ---------------

Increase (decrease) in net assets .................     (3,237,253)     18,093,178
Net assets at beginning of period .................     18,094,378           1,200
                                                   --------------- ---------------
Net assets at end of period .......................   $ 14,857,125    $ 18,094,378
                                                   --------------- ---------------

Other Information
----------------------------------------------------------------------------------
Shares outstanding at beginning of period .........      1,824,072             100
                                                   --------------- ---------------

Shares sold .......................................        560,071       2,126,236
Shares issued to shareholders in reinvestment of ..        134,830          81,009
distributions
Shares redeemed ...................................       (821,734)       (383,273)
                                                   --------------- ---------------
Net increase (decrease) in Fund shares ............       (126,833)      1,823,972
                                                   --------------- ---------------
Shares outstanding at end of period ...............      1,697,239       1,824,072
                                                   --------------- ---------------


    The accompanying notes are an integral part of the financial statements.

                    19 | Scudder Real Estate Investment Fund

Financial Highlights
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

--------------------------------------------------------------------------------
Years ended December 31,                                   1999    1998(b)
--------------------------------------------------------------------------------

Net asset value, beginning of period                    $    9.92 $   12.00
                                                        ---------------------
--------------------------------------------------------------------------------
Income (loss) from investment operations:
--------------------------------------------------------------------------------
Net investment income (loss) (a)                              .58       .41
--------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment
transactions                                                 (.97)    (1.98)
                                                        ---------------------
--------------------------------------------------------------------------------
Total from investment operations                             (.39)    (1.57)
--------------------------------------------------------------------------------
Less distributions from:
--------------------------------------------------------------------------------
Net investment income                                        (.54)     (.41)
--------------------------------------------------------------------------------
Tax Return of capital                                        (.25)     (.12)
--------------------------------------------------------------------------------
Redemption fees                                               .01       .02
                                                        ---------------------
--------------------------------------------------------------------------------

Total distributions                                          (.78)     (.51)
--------------------------------------------------------------------------------
Net asset value, end of period                          $    8.75 $    9.92
                                                        ---------------------
--------------------------------------------------------------------------------
Total Return (%) (c)                                        (3.86)   (13.0)(d)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                         15        18
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)              2.13      2.66*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)               1.25      1.25*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                    6.04      5.32*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                    42        34*
--------------------------------------------------------------------------------

(a)  Based on monthly average shares outstanding during the period.

(b)  For the period April 6, 1998 (commencement of operations) to December
     31,1998.

(c)  Total return would have been lower had certain expenses not been reduced.

(d) Total return does not reflect the effect to the shareholder of the 1% redemption fee on shares held less than one year.

*    Annualized

**   Not annualized

                    20 | Scudder Real Estate Investment Fund

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Real Estate Investment Fund (the "Fund") is a non-diversified series of Investment Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required


                    21 | Scudder Real Estate Investment Fund to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At December 31, 1999, the Fund had a net tax basis capital loss carryforward of approximately $2,110,000 which may be applied against any unrealized net taxable capital gains of each succeeding year until fully utilized December 31, 2006 ($475,000), December 31, 2007 ($1,635,000) or until January 31, 2008, whichever occurs first. In addition, from November 1 through December 31, 1999, the Fund incurred approximately $414,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended December 31, 2000.

Distribution of Income and Gains. Distributions of net investment income, if any, are made quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

Organization Costs. Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period.



                    22 | Scudder Real Estate Investment Fund

Redemption Fees. In general, shares of the Fund may be redeemed at net asset value. However, upon the redemption or exchange of shares held by shareholders for less than one year, a fee of 1% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

B. Purchases and Sales of Securities

During the year ended December 31, 1999, purchases and sales of investment securities (excluding short-term investments) aggregated $7,120,217 and $8,247,524, respectively.

C. Related Parties

Under the Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 0.80% of the Fund's average daily net assets, computed and accrued daily and payable monthly. In addition, the Adviser has agreed not to impose all or a portion of its management fee until April 30, 2000 in order to maintain the annualized expenses of the Fund at not more than 1.25% of average daily net assets. Accordingly, for the year ended December 31, 1999, the Adviser did not impose any of its fee amounting to $138,542.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the year ended December 31, 1999, SSC did not impose a portion of its fee, which amounted to $9,883. The amount imposed aggregated $83,958, all of which is unpaid at December 31, 1999.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the year ended December 31, 1999, STC did not incur any such fees.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and


                    23 | Scudder Real Estate Investment Fund maintaining the portfolio and general accounting records of the Fund. For the year ended December 31, 1999, SFAC did not impose a portion of its fee, which aggregated $3,941. The amount imposed aggregated $33,559, of which all is unpaid at December 31, 1999.

The Fund pays each Trustee not affiliated with the Adviser an annual retainer, plus specified amounts for attended board and committee meetings. For the year ended December 31, 1999, Trustees' fees and expenses aggregated $14,540.

D. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. For the year ended December 31, 1999, the Fund's custodian and transfer agent fees were reduced by $245 and $444, respectively, under these arrangements.

E. Line of Credit

The Fund and several Scudder Funds (the "Participants") share in a $1 billion revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Subsequent Event

On February 7, 2000, the Board of Trustees of the Fund approved the cessation of operations of the Fund effective on or about May 5, 2000 (the "Closing Date"). Accordingly, the Board has voted to liquidate and terminate the Fund on the Closing Date. Shareholders will receive the net asset value per share for all shares they own on that date. This may be a taxable event for shareholders with the exception of those participating in a qualified defined contribution plan, defined benefit plan or other qualified retirement vehicle. In conjunction with approving the cessation of operations of the Fund, the Board approved closing the Fund to new investors and waiving the applicable redemption fees for the Fund effective as of the close of business on February 7, 2000.



                    24 | Scudder Real Estate Investment Fund

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees of Investment Trust and the Shareholders of Scudder Real Estate Investment Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Real Estate Investment Fund (the "Fund") at December 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

As described in Note F, on February 7, 2000, the Trustees voted to liquidate the Fund on or about May 5, 2000.

Boston, Massachusetts                                 PricewaterhouseCoopers LLP
February 18, 2000


                    25 | Scudder Real Estate Investment Fund

Tax Information
--------------------------------------------------------------------------------
                                                               December 31, 1999

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.


                    26 | Scudder Real Estate Investment Fund

Officers and Trustees
--------------------------------------------------------------------------------

Lynn S. Birdsong
o     President and Trustee

Henry P. Becton, Jr.
o     Trustee; President and General
      Manager, WGBH Educational
      Foundation

Dawn-Marie Driscoll
o     Trustee; President, Driscoll
      Associates; Executive Fellow,
      Center for Business Ethics,
      Bentley College

Peter B. Freeman
o     Trustee, Corporate Director

George M. Lovejoy, Jr.
o     Trustee; President and Director,
      Fifty Associates

Wesley W. Marple, Jr.
o     Trustee; Professor of Business
      Administration, Northeastern
      University

Kathryn L. Quirk*
o     Trustee, Vice President and
      Assistant Secretary

Jean C. Tempel
o     Trustee; Venture Partner,
      Internet Capital Corp.

Bruce F. Beaty*
o     Vice President

Jennifer P. Carter*
o     Vice President

James M. Eysenbach*
o     Vice President

William F. Gadsden*
o     Vice President

Valerie F. Malter*
o     Vice President

Ann M. McCreary*
o     Vice President

Kathleen T. Millard*
o     Vice President

Robert D. Tymoczko*
o     Vice President

John Millette*
o     Vice President and Secretary

John R. Hebble*
o     Treasurer

Caroline Pearson*
o     Assistant Secretary

*Scudder Kemper Investments, Inc.

                    27 | Scudder Real Estate Investment Fund

Investment Products and Services
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
The Scudder Family of Funds+++
--------------------------------------------------------------------------------
 Money Market                                       U.S. Growth and Income
   Scudder U.S. Treasury Money Fund                   Scudder Balanced Fund
   Scudder Cash Investment Trust                      Scudder Dividend & Growth Fund
   Scudder Money Market Series --                     Scudder Growth and Income Fund
    Prime Reserve Shares*                             Scudder Select 500 Fund
    Premium Shares*                                   Scudder S&P 500 Index Fund
    Managed Shares*                                   Scudder Real Estate Investment Fund
   Scudder Government Money Market
    Series -- Managed Shares*                       U.S. Growth
                                                    Value
 Tax Free Money Market+                               Scudder Large Company Value Fund
   Scudder Tax Free Money Fund                        Scudder Value Fund***
   Scudder Tax Free Money Market                      Scudder Small Company Value Fund
    Series -- Managed Shares*                         Scudder Micro Cap Fund
   Scudder California Tax Free Money Fund**         Growth
   Scudder New York Tax Free Money Fund**             Scudder Classic Growth Fund***
                                                      Scudder Large Company Growth Fund
 Tax Free+                                            Scudder Select 1000 Growth Fund
   Scudder Limited Term Tax Free Fund                 Scudder Development Fund
   Scudder Medium Term Tax Free Fund                  Scudder 21st Century Growth Fund
   Scudder Managed Municipal Bonds
   Scudder High Yield Tax Free Fund                 Global Equity
   Scudder California Tax Free Fund**               Worldwide
   Scudder Massachusetts Limited Term                 Scudder Global Fund
    Tax Free Fund**                                   Scudder International Value Fund
   Scudder Massachusetts Tax Free Fund**              Scudder International Growth and
   Scudder New York Tax Free Fund**                    Income Fund
   Scudder Ohio Tax Free Fund**                       Scudder International Fund++
                                                      Scudder International Growth Fund
 U.S. Income                                          Scudder Global Discovery Fund***
   Scudder Short Term Bond Fund                       Scudder Emerging Markets Growth Fund
   Scudder GNMA Fund                                  Scudder Gold Fund
   Scudder Income Fund                              Regional
   Scudder Corporate Bond Fund                        Scudder Greater Europe Growth Fund
   Scudder High Yield Bond Fund                       Scudder Pacific Opportunities Fund
                                                      Scudder Latin America Fund
 Global Income                                        The Japan Fund, Inc.
   Scudder Global Bond Fund
   Scudder International Bond Fund                  Industry Sector Funds
   Scudder Emerging Markets Income Fund             Choice Series
                                                      Scudder Financial Services Fund
 Asset Allocation                                     Scudder Heath Care Fund
   Scudder Pathway Conservative Portfolio             Scudder Technology Fund
   Scudder Pathway Balanced Portfolio
   Scudder Pathway Growth Portfolio                 Preferred Series
                                                      Scudder Tax Managed Growth Fund
                                                      Scudder Tax Managed Small Company Fund

                    28 | Scudder Real Estate Investment Fund

--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------
 Retirement Programs                              Education Accounts
   Traditional IRA                                  Education IRA
   Roth IRA                                         UGMA/UTMA
   SEP-IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities
    Scudder Horizon Plan**+++ +++
    Scudder Horizon Advantage**+++ +++ +++


-----------------------------------------------------------------------------------------
Closed-End Funds#
-----------------------------------------------------------------------------------------
   The Argentina Fund, Inc.                         Montgomery Street Income Securities, Inc.
   The Brazil Fund, Inc.                            Scudder Global High Income Fund, Inc.
   The Korea Fund, Inc.                             Scudder New Asia Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money.

+++ Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds or classes thereof may not be available for purchase or exchange.

+ A portion of the income from the tax-free funds may be subject to federal, state, and local taxes.

*             A class of shares of the fund.

**            Not available in all states.

*** Only the Scudder Shares of the fund are part of the Scudder Family of Funds.

++ Only the International Shares of the fund are part of the Scudder Family of Funds.

+++ +++ A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470.

+++ +++ +++   A no-load variable annuity contract issued by Glenbrook Life and
              Annuity Company and underwritten by Allstate Financial Services,
              Inc., sold by Scudder's insurance agencies, 1-800-225-2470.

# These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.


                    29 | Scudder Real Estate Investment Fund

Scudder Solutions
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

         Convenient  Automatic Investment Plan
    ways to invest,
        quickly and  A convenient investment program in which money is reliably electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                     Automatic Dividend Transfer

                     The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                     QuickBuy

                     Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                     Payroll Deduction and Direct Deposit

                     Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                     * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.



        Around-the- Scudder Automated Information Line: SAIL(TM) -- clock electronic 1-800-343-2890 account
        service and Personalized account information, the ability to exchange information, or redeem shares, and information on other Scudder funds including some  and services via touchtone telephone.
       transactions
                     Scudder's Web Site -- www.scudder.com

                     Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever your need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.



                    30 | Scudder Real Estate Investment Fund

--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

       Retirees and  Automatic Withdrawal Plan
   those who depend
      on investment  You designate the bank account, determine the schedule (as proceeds for frequently as once a month) and amount of the redemptions, living expenses and Scudder does the rest.
    can enjoy these
        convenient,  Distributions Direct
        timely, and
           reliable Automatically deposits your fund distributions into the automated bank account you designate within three business days after withdrawal  each distribution is paid.
           programs
                     QuickSell

                     Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.


           For more Call a Scudder representative at information about 1-800-SCUDDER these services
                     Or visit our Web site at
                     www.scudder.com


     Please address  The Scudder Funds
        all written  PO Box 2291
     correspondence  Boston, Massachusetts
                 to  02107-2291



                    31 | Scudder Real Estate Investment Fund

About the Fund's Adviser

Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $290 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded over 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER
INVESTMENTS(SM)
[LOGO]

PO Box 2291
Boston, MA 02107-2291
1-800-SCUDDER
www.scudder.com

A member of the [LOGO] Zurich Financial Services Group